Restructuring	12 Months Ended
Dec. 31, 2011
Restructuring [Abstract]
Restructuring, Impairment, and Other Activities Disclosure [Text Block]
Restructuring

On October 26, 2011, our management announced the approval of projects to restructure our manufacturing operations to increase efficiency and lower our cost of manufacturing. Under the restructuring, we are implementing projects to close or consolidate several of our manufacturing facilities. Approximately one-third of our 31 global manufacturing locations will be impacted: six manufacturing facilities will be closed or sold, and operations at several other facilities will be reduced. Overall, we expect to reduce our workforce by approximately 7.5%.

We began implementing these projects in the fourth quarter of 2011, and we expect to substantially complete these projects by the end of 2013. Certain projects are subject to a variety of labor and employment laws, rules, and regulations, which could result in a delay in implementing projects at some locations. Future real estate market conditions may impact the timing of our ability to sell some of the manufacturing facilities we have designated for closure and disposal. This may delay the completion of the restructuring projects beyond 2013.

The total expected, recognized, and remaining restructuring related costs as of December 31, 2011 are as follows:

	Total Expected Costs	Costs Recognized	Remaining Costs to be Recognized
	(in thousands)
Employee severance costs	$52,031	$42,530	$9,501
Asset impairments	25,547	25,144	403
Other restructuring costs	7,913	408	7,505
Total	$85,491	$68,082	$17,409

Segments:
Energy	$62,603	$51,873	$10,730
Water	17,491	15,321	2,170
Corporate unallocated	5,397	888	4,509
Total	$85,491	$68,082	$17,409

Costs associated with restructuring activities are generally presented in the Consolidated Statements of Operations as "Restructuring," except for certain costs associated with inventory write-downs, which are classified within "Cost of revenues," and accelerated depreciation expense, which is recognized according to the use of the asset.

Asset impairments are determined at the asset group level. Assets held for sale are classified within other current assets and are reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated or amortized.

During the fourth quarter of 2011, as part of our restructuring plans, within our Water operating segment, we classified a small facility and the long-lived assets associated with the business as held for sale. As a result, approximately $3.6 million from property, plant, and equipment, $2.6 million from intangible assets, and $6.7 million from goodwill were transferred to "Other current assets" as of December 31, 2011. The carrying value of these assets was reduced by $12.1 million and charged to restructuring expense to reflect the estimated selling price less costs to sell.

For our Water operating segment, we also recognized an impairment charge of $328,000 related to property, plant and equipment to be disposed of, which are not classified as held for sale.

Asset impairments within our Energy operating segment include:

1.	Impairments of $7.8 million on the land and buildings at three manufacturing sites, each designated as an asset group and classified as held and used;

2.	Impairments of $3.9 million of machinery and equipment, computers, and purchased software to be disposed of; and

3.	Impairments of $1.0 million of goodwill associated with a business to be sold.

The following table summarizes the activity within the restructuring related balance sheet accounts during the year ended December 31, 2011:

	Accrued Employee Severance	Asset Impairments & Net Gain (Loss) on Sale or Disposal	Other Accrued Costs	Total
	(in thousands)
Beginning balance, January 1	$—	$—	$—	$—
Costs incurred and charged to expense	42,530	25,144	408	68,082
Cash payments	(12,798)	—	(8)	(12,806)
Non-cash items	—	(25,144)	—	(25,144)
Effect of change in exchange rates	(1,564)	—	(1)	(1,565)
Ending balance, December 31	$28,168	$—	$399	$28,567

The current and long-term portions of the restructuring related liability balance as of December 31, 2011 were $25.6 million and $3.0 million, which are classified within "Other current liabilities" and "Other long-term liabilities", respectively, on the Consolidated Balance Sheets.

In conjunction with our restructuring projects, certain long-lived assets have been impaired and are recognized at fair value in the consolidated balance sheets. The following table includes long-lived assets held for sale and long-lived assets held and used that were measured at fair value on a nonrecurring basis as of December 31, 2011, and the related recognized losses for the year ended December 31, 2011:

	Net Carrying Value	Fair Value Measurement (Level 3)	Total Loss Recognized
	(in thousands)
Long-lived assets held for sale	$898	$898	$13,151
Long-lived assets held and used	8,558	8,558	7,754
			$20,905

Long-lived assets held for sale encompass two disposal groups, each representing a business. Long lived assets consist of land, building, machinery and equipment, intangible assets, and goodwill. The fair value of the disposal groups was determined based on the expected proceeds from their pending sales. Selling costs for these business are not material. Goodwill in the amount of $7.7 million associated with these businesses was fully impaired, which is included in the total loss recognized. The net book value of intangible assets totaling $2.6 million was substantially impaired and included in the loss recognized.

Long-lived assets held and used consist of land and buildings. The fair value of these assets was determined based on the market approach using similar properties in their respective geographies.

We expect to achieve annualized cost savings of approximately $30 million by the end of 2013. In 2012, we anticipate annualized savings of approximately $15 million. Revenues and net operating income from the activities we will exit are not material to our operating segments or consolidated results.